JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® 2055 Fund

(the “Fund”)

(Class A, Class C and Class I Shares)

(a series of JPMorgan Trust I)

Supplement dated July 15, 2019

to the Summary Prospectus and Prospectus

dated November 1, 2018, as supplemented

CHANGE IN BENCHMARK. Effective immediately, the Fund will change one of its benchmarks. The Lipper Mixed-Asset Target 2055+ Funds Average will be removed and the Lipper Mixed-Asset Target 2055 Funds Average will be added.

The first paragraph of “The Fund’s Past Performance” and the “Average Annual Total Returns” table in the “Risk/Return Summary” section of the Summary Prospectus and Prospectus are revised with the following:

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2055 Index, a broad-based securities market index, and the Lipper Mixed-Asset Target 2055 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2017)

	Past 1 Year	Past 5 Years	Life of Fund (since 1/31/12)
CLASS A SHARES
Return Before Taxes	16.19%	9.95%	10.32%
Return After Taxes on Distributions	15.09	8.98	9.43
Return After Taxes on Distributions and Sale of Fund Shares	9.71	7.56	7.96

CLASS C SHARES
Return Before Taxes	19.95	10.25	10.48

CLASS I SHARES
Return Before Taxes	21.83	11.08	11.31

S&P TARGET DATE 2055 INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	20.47	11.70	11.64

LIPPER MIXED-ASSET TARGET 2055 FUNDS AVERAGE[2]
(Reflects No Deduction for Taxes)	20.89	10.84	10.88

1

On 6/1/17, the methodology used to calculate the S&P Target Date 2055 Index was changed. Prior to 6/1/17, the S&P Target Date 2055 Index was comprised of ETFs, adjusted to remove the impact of ETF fees. Effective 6/1/17, the S&P Target Date 2055 Index is comprised of underlying indices of securities.

2	Effective July 15, 2019, the Fund’s benchmark changed from the Lipper Mixed-Asset Target 2055+ Funds Average to the Lipper Mixed-Asset Target 2055 Funds Average.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND PROSPECTUS

FOR FUTURE REFERENCE

SUP-SR2055-ACI-719